                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                               Information

Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            December 21, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Hometown and Outlet Stores, Inc. [SHOS]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     RBS Partners, L.P.
                                   Its:    General Partner

                                   By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           ----------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   December 23, 2015

2.       RBS PARTNERS, L.P.

Item                               Information

Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            December 21, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Hometown and Outlet Stores, Inc. [SHOS]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           ----------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   December 23, 2015

3.      ESL INVESTMENTS, INC.

Item                               Information

Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            December 21, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Hometown and Outlet Stores, Inc. [SHOS]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     /s/ Edward S. Lampert
                                           ----------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   December 23, 2015